Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 465,772,398.00
Previously Paid Amount	0.00
Total Fee Amount	71,309.75
Total Offset Amount	0.00
Net Fee	$ 71,309.75
Final Prospectus	false